UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2011 (June 1, 2011)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 588-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 8.01                                             Other Events.

On June 1, 2011, the Compensation Committee of the Board of Directors of Investment Technology Group, Inc. (the “Company”) adopted a policy reflecting the Company’s commitment to pay-for-performance for the executive compensation programs for our named executive officers.  The policy provides as follows:

•                  At least 50% of the equity-based compensation (based on the number of shares) awarded annually to our named executive officers in the future will be performance-based awards that are earned or become exercisable based on the achievement of Company performance targets; and

•                  The performance criteria, goals and rationale will be set at the time of grant and disclosed in future proxy statements filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

By:	/s/ P. Mats Goebels
P. Mats Goebels
Managing Director, General Counsel and Duly Authorized Signatory of Registrant

Dated:     June 1, 2011